SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
June 27, 2004

ALLERGAN, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-10269	95-1622442
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

2525 Dupont Drive	92612
Irvine, California	(Zip Code)
(Address of principal executive offices)

(714) 246-4500
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events.
Item 7. Exhibits.
SIGNATURES
Exhibit Index
EXHIBIT 99.1
EXHIBIT 99.2

Item 5. Other Events.

     Allergan announced today that Trevor M. Jones, Ph.D. has been appointed to its Board of Directors, effective July 27, 2004. Professor Jones will serve as a member of Allergan’s Corporate Governance and Science and Technology Committees. Professor Jones will serve as a Class II director and his term will expire at Allergan’s Annual Meeting of Stockholders in 2006.

     Allergan also announced today that Scott M. Whitcup, M.D. has been elected to the position of Executive Vice President, Research & Development.

     The full text of the press releases relating to Professor Jones’ appointment and Dr. Whitcup’s election are filed as Exhibit 99.1 and Exhibit 99.2, respectively, to this Current Report on Form 8-K and are incorporated herein by this reference.

Item 7. Exhibits.

99.1	Press Release dated July 28, 2004 announcing the appointment of Trevor M. Jones, Ph.D. to the Allergan Board of Directors.

99.2	Press Release dated July 28, 2004 announcing the election of Scott M. Whitcup as Executive Vice President, Research & Development.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLERGAN, INC.
Date: July 28, 2004	By:	/s/ Douglas S. Ingram
	Name:	Douglas S. Ingram
	Title:	Executive Vice President, General Counsel and Secretary

Exhibit Index

Exhibit	Description of Exhibit
99.1	Press Release dated July 28, 2004 announcing the appointment of Trevor M. Jones, Ph.D. to the Allergan Board of Directors.

99.2	Press Release dated July 28, 2004 announcing the election of Scott M. Whitcup as Executive Vice President, Research & Development.